PROVIDENT

Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2020

June 30, 2020

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2021 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$13.41
52-Week Range:	$11.78 - $22.99
Shares Outstanding:	7,436,315 shares
Market Capitalization:	$99.7 million
P/E (ttm):	13.28x
Diluted EPS (ttm):	$1.01
Annual Dividend & Yield:	$0.56 (4.18%)
As of June 30, 2020	

Franchise Overview



Los Angeles
San Bernardino
Palmdale
Lancaster
Victorville
Hesperia
Santa Barbara
Ventura
Oxnard
Pasadena
Pomona
Ontario
Riverside
Corona
Moreno Valley
Hemet
Temecula
Banning
Palm Springs
Cathedral City
La Quinta
Indio
Coachella
Yucca Valley
Blythe
Oceanside
Escondido
Carlsbad
San Diego
Chula Vista
Tijuana
Tecate
Mexicali
Calexico
El Centro
Brawley
Yuma
Lake Havasu City
Bullhead City
Anaheim
Santa Ana
Costa Mesa
Huntington Beach
Torrance
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Ninth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Interest Income decreases approximately 7% (sequential quarter)
- Net Interest Margin decreases by 35 basis points (sequential quarter)
- Non-Interest Income decreases by 9% (sequential quarter)
- Operating Expenses decrease by 12% (sequential quarter)
- Efficiency Ratio improved to 71%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.6
$9.4
$9.6
$9.6
$8.9
$8.3
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Non-Interest Income



(In Millions)
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$1.4
$1.7
$1.3
$1.2
$1.3
$1.1
$1.0
$0.0
($0.1)
$0.0
$0.0
$0.0
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$13.0
$9.7
$7.2
$7.6
$7.5
$6.6
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Financial Performance

Pre-Provision, Pre-Tax Earnings (Loss)


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$(0.3)
$1.0
$3.4
$3.4
$2.5
$2.7
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Pre-Tax Income (Loss)


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$(0.3)
$1.1
$3.6
$3.5
$1.6
$2.2
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Quarterly Net Income (Loss)


(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$(0.2)
$0.8
$2.6
$2.4
$1.1
$1.6
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Diluted Earnings (Loss) Per Share


$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$(0.02)
$0.10
$0.34
$0.31
$0.15
$0.21
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.53%
3.52%
3.64%
3.59%
3.30%
2.95%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Efficiency Ratio



110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
102.65%
90.38%
67.95%
68.78%
75.12%
71.04%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
(0.05)%
0.29%
0.95%
0.87%
0.41%
0.55%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
(2.50)%
(0.49)%
2.60%
8.46%
7.81%
3.70%
5.14%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Balances and Activity

Developments

- Loans Held for Investment balance increases 3% from June 30, 2019.
- Yield on Loans Held for Investment decreases 33 basis points from June 30, 2019
- Deposit costs decline by 11 basis points from June 30, 2019
- Borrowing costs decline by 39 basis points from June 30, 2019

Loan to Investment Mix



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$109 $100 $91 $82 $74 $123
$884 $880 $924 $942 $914 $903
03/31/19 06/30/19 09/30/19 12/31/19 03/31/20 06/30/20
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



(In Millions)
$600
$500
$400
$300
$200
$100
$0
$450 $439 $480 $479 $476 $491
$315 $325 $328 $347 $327 $299
$115 $112 $111 $108 $106 $105
03/31/19 06/30/19 09/30/19 12/31/19 03/31/20 06/30/20
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$44 $51 $93 $82 $29 $44
Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/20	Interest Rate	Balance as of 06/30/19	Interest Rate
Single-Family	$ 298,810	4.04%	$ 324,952	4.50%
Multi-Family	491,903	4.24%	439,041	4.52%
Commercial Real Estate	105,235	4.75%	111,928	4.92%
Construction	7,801	6.35%	4,638	7.34%
Other	143	5.25%	167	6.50%
Commercial Business	480	5.99%	478	6.72%
Consumer	94	15.00%	134	15.50%
Total Loans Held for Investment	$ 904,466	4.25%	$ 881,338	4.58%
Advance Payments of Escrows	68		53	
Deferred Loan Costs, net	6,527		5,610	
Allowance for Loan Losses	(8,265)		(7,076)	
Total Loans Held for Investment, net	902,796		879,925	

Loan Composition as of 06/30/20



Other 0%
Construction 1%
Commercial Business 0%
Commercial Real Estate 12%
Consumer 0%
Single-Family 33%
Multi-Family 54%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$101
$210
$667
$101
$193
$648
$131
$191
$641
$131
$186
$648
$131
$186
$650
$141
$170
$723
03/31/19
06/30/19
09/30/19
12/31/19
03/31/20
06/30/20
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2020	Rate	At 06/30/2019	Rate
Checking Accounts - Non Interest-Bearing	$ 118,771	- %	$ 90,184	- %
Checking Accounts - Interest-Bearing	290,463	0.10%	257,909	0.12%
Savings Accounts	273,769	0.13%	264,387	0.20%
Money Market Accounts	39,989	0.22%	35,646	0.28%
Time Deposits	169,977	0.95%	193,145	1.12%
Total Deposits	$ 892,969	0.26%	$ 841,271	0.37%
Brokered Deposits Included Above	$ -	- %	$ -	-%

Deposit Composition at 06/30/20



13%
19%
4%
33%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2020	Rate	At 06/30/2019	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	15,000	2.62%	-	-
Over Six to Twelve Months	15,000	2.52%	-	-
Over One to Two Years	31,047	1.90%	20,000	3.85%
Over Two to Three Years	30,000	1.92%	21,107	2.06%
Over Three to Four Years	30,000	2.25%	10,000	2.25%
Over Four to Five Years	20,000	2.70%	30,000	2.25%
Over Five Years	-	0.00%	20,000	2.70%
Total Borrowings	$ 141,047	2.23%	$ 101,107	2.62%

Asset Quality

Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio of 0.42% on June 30, 2020
- Provision for Loan Losses declines to $448,000
- No REO
- Early-Stage Delinquencies remain at low levels
- $22.6 million of loans in forbearance, approximately 2.49% of gross loans held for investment

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.00%
0.75%
0.50%
0.25%
0.00%

	03/31/19	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20
Non-Performing Assets	$6,115	$6,218	$5,230	$3,427	$3,635	$4,924
NPA to Total Assets	0.55%	0.57%	0.47%	0.31%	0.33%	0.42%
ALLL to LHI	0.79%	0.80%	0.74%	0.73%	0.85%	0.91%

(Recovery) Provision for Loan Losses



(In Thousands)
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
$4
$(25)
$(181)
$(22)
$874
$448
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Non-Performing Asset Composition 06/30/20



0%
0%
1%
0%
0%
0%
99%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,080
$7,076
$6,929
$6,921
$7,810
$8,265
03/31/19
06/30/19
09/30/19
12/31/19
03/31/20
06/30/20

ALLL Allocation as of 06/30/20


2%
0%
0%
0%
14%
32%
52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At June 30, 2020				At June 30, 2019			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$219	18	$5,318	2	$660	20	$5,640
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	1	971
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	35	-	-	1	49
Consumer Loans	-	-	-	-	-	-	-	-
Total	1	$ 219	19	$ 5,353	2	$ 660	22	$ 6,660

Net Charge-Offs (Recoveries)


(In Thousands)
$50
$-
$(50)
$(15)
$(21)
$(34)
$(14)
$(15)
$(7)
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Asset Quality

Geographic Location

Category	Inland Empire		Southern California[1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 82,019	28%	$ 140,888	47%	$ 75,372	25%	$ 531	0%	$ 298,810	100%
Multi-Family	66,427	14%	321,556	65%	103,609	21%	311	0%	491,903	100%
Commercial Real Estate	23,501	22%	47,484	45%	34,250	33%	-	0%	105,235	100%
Construction	1,115	14%	5,190	67%	1,496	19%	-	0%	7,801	100%
Other	-	0%	143	100%	-	0%	-	0%	143	100%
Total	$ 173,062	19%	$ 515,261	57%	$ 214,727	24%	$ 842	0%	$ 903,892	100%

[1] Other than Inland Empire.

Geographic Location 06/30/20



0%
19%
24%
57%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL
Loan Balance (In Thousands)	$65,713	$1,251	$1,336	$5,343	$20,378	$40,057	$49,472	$88,916	$20,794	$293,270
Weighted Avg. LTV (1)	54%	43%	49%	65%	59%	68%	67%	59%	63%	61%
Weighted Avg. Age (In Years)	14.67	7.14	6.05	5.16	3.74	3.05	2.00	0.86	0.23	4.73
Weighted Avg. FICO (2)	731	749	739	755	756	733	745	772	761	751
Number of Loans	271	16	8	8	42	65	83	152	29	674
Geographic Breakdown (%)										
Inland Empire	36%	59%	21%	12%	29%	36%	48%	10%	12%	28%
Southern California (3)	52%	20%	24%	65%	33%	41%	45%	53%	40%	47%
Other California	11%	21%	55%	23%	38%	23%	7%	37%	48%	25%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL
Loan Balance (In Thousands)	$20,768	$15,429	$23,444	$50,211	$94,141	$62,799	$72,602	$106,852	$45,647	$491,903
Weighted Avg. LTV (1)	40%	45%	47%	49%	48%	47%	44%	50%	50%	47%
W. Avg. Debt Coverage Ratio (2)	1.28x	1.82x	1.85x	1.71x	1.67x	1.68x	1.55x	1.57x	1.55x	1.65x
Weighted Avg. Age (In Years)	11.80	6.85	5.96	4.92	4.00	3.08	2.08	0.93	0.13	3.18
Weighted Avg. FICO (3)	739	774	772	754	763	749	756	765	765	759
Number of Loans	41	29	40	93	118	102	50	107	40	650
Geographic Breakdown (%)										
Inland Empire	22%	40%	11%	15%	11%	15%	12%	10%	7%	14%
Southern California (4)	63%	41%	51%	60%	61%	66%	69%	67%	87%	65%
Other California	13%	19%	38%	25%	28%	19%	19%	23%	6%	21%
Other States	2%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL (5)(6)
Loan Balance (In Thousands)	$8,431	$2,815	$8,272	$15,626	$13,247	$18,146	$14,712	$18,443	$5,543	$105,235
Weighted Avg. LTV (1)	42%	43%	31%	38%	46%	41%	42%	44%	36%	41%
W. Avg. Debt Coverage Ratio (2)	2.03x	1.76x	2.39x	1.81x	1.57x	1.87x	1.66x	1.44x	2.21x	1.79x
Weighted Avg. Age (In Years)	7.88	7.23	5.87	4.93	4.14	2.81	2.07	0.96	0.36	3.50
Weighted Avg. FICO (3)	749	789	752	753	762	776	756	758	734	759
Number of Loans	9	5	15	21	19	22	24	20	8	143
Geographic Breakdown (%)										
Inland Empire	86%	29%	18%	30%	12%	22%	12%	11%	0%	22%
Southern California (4)	14%	71%	58%	26%	61%	51%	42%	52%	38%	45%
Other California	0%	0%	24%	44%	27%	27%	46%	37%	62%	33%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $35.4 million in Office; $21.0 million in Mixed Use ($7.9 million in Multi-Family/Retail, $4.6 million in Office/Retail, $3.0 million in Multi-Family/Office and $5.5 million in Other Mixed Use); $20.8 million in Retail; $7.7 million in Mobile Home Parks; $7.6 million in Warehouse; $7.4 million in Medical/Dental Office; $2.6 million in Mini-Storage; $1.1 million in Restaurant/Fast Food; $0.6 million in Automotive – Non-Gasoline; and $0.3 million in Light Industrial/Manufacturing.
(6) Consisting of $99.3 million or 94.4% in investment properties and $5.9 million or 5.6% in owner occupied properties.

Loans in Forbearance

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV (1)	Weighted Avg. FICO (2)	W. Avg. Debt Coverage Ratio (3)	Weighted Avg. Forbearance Granted (4)
Single-Family Loans	48	$ 19,891	64 %	727	N/A	6.0
Multi-Family Loans	3	$ 1,592	41 %	719	1.65 x	3.3
Commercial Real Estate Loans (5)	2	$ 1071	31 %	755	1.36 x	3.5
Total Loans In Forbearance	53	$ 22,554	61 %	727	1.53 x	5.7

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination, borrowers and/or guarantors.
(3) At time of loan origination.
(4) In months.
(5) Comprised of $0.6 million in Office and $0.5 million in Mixed Used (Office/SFR).

Capital Management

Developments

- Bank Capital Ratios remain strong
- 4.18% cash dividend yield (approximately)
- No stock repurchased in the fourth quarter of fiscal 2020.

Stock Repurchase Plan Activity



(# of Shares)
50,000
40,000
30,000
20,000
10,000
-
23,748
28,251
16,924
2,361
46,756
-
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	03/31/19	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20
Tier 1 Leverage Ratio	10.17%	10.50%	10.21%	10.24%	10.36%	10.13%
CET1 Ratio	17.24%	18.00%	16.32%	16.62%	17.26%	17.51%
Tier 1 Risk-Based Capital Ratio	17.24%	18.00%	16.32%	16.62%	17.26%	17.51%
Total Risk-Based Capital Ratio	18.34%	19.13%	17.37%	17.65%	18.45%	18.76%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x

	09/30/18	12/31/18	03/31/19	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20
Price/TBV	1.13x	0.95x	1.23x	1.30x	1.27x	1.32x	0.92x	0.80x

PROVIDENT
Provident Financial Holdings, Inc.